INVENTORY	9 Months Ended
Sep. 30, 2025
Inventory Disclosure [Abstract]
INVENTORY	INVENTORY
Inventories are valued at the lower of cost or net realizable value. Costs related to fresh produce are determined on the first-in, first-out basis. Specific identification and average cost methods are also used, primarily for certain packing materials and operating supplies. In the normal course of business, the Company incurs certain crop growing costs such as land preparation, planting, fertilization, grafting, pruning and irrigation. Based on the nature of these costs and type of crop production, these costs may be capitalized into inventory. Generally, all recurring direct and indirect costs of growing crops for fresh produce other than bananas and pineapples are capitalized into inventory. These costs are recognized into cost of sales during each harvest period.
Details of inventory, net of allowances, in the condensed consolidated balance sheets as of September 30, 2025 and December 31, 2024 were as follows:

	September 30, 2025	December 31, 2024

	(U.S. Dollars in thousands)
Finished products	$282,871	$295,729
Raw materials, work in progress, and packaging materials	107,249	62,380
Crop growing costs	30,037	29,342
Agricultural and other operating supplies	28,706	42,717
Inventories, net of allowances	$448,863	$430,168
Due to the nature of the Company’s inventory, allowances for excess production and obsolescence have not historically been significant.